                                                                     EXHIBIT 10a


                      FIRST AMENDMENT TO PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT is entered into as of May 31, 1996, between Sun Television and Appliances, Inc., an Ohio corporation (the "Company"), and Teachers Insurance and Annuity Association of America (the "Purchaser"). The Company and the Purchaser agree that the Purchase Agreement, dated as of September 15, 1994, between them shall be, and the same hereby is, amended, effective as of May 31, 1996, as follows:

         1. The definition of "Net Earnings Available for Fixed Charges" contained in Section 10.2 thereof is amended to read in its entirety as follows:

            "Net Earnings Available for Fixed Charges" of any person shall mean, for any period for which the amount thereof is to be determined, the Net Earnings of such person for such period but before deduction of
            (i) income taxes of such person for such period, (ii) Fixed Charges of such person for such period, and (iii) any extraordinary, nonrecurring charge for restructuring or reorganization not in excess of $2,000,000 for the period ending June 1, 1996.

         2. Section 8.9. FIXED CHARGE COVERAGE is hereby amended to read in its entirety as follows:

            Section 8.9. FIXED CHARGE COVERAGE. The Company will not (a) as of the end of any fiscal quarter from the date hereof to and including November 30, 1996 permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 100% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period; (b) as of the end of any fiscal quarter from December 1, 1996 to and including March 1, 1997, permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 125% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period; and (c) as of the end of any fiscal quarter from and after March 2, 1997, permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 150% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period.

         3. Until the later of March 1, 1997 or the Company is in full compliance with the Purchase Agreement, Section 8.2(k) OTHER LIENS is hereby amended to read in its entirety as follows:
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            (k) Other Liens. The Company and the Subsidiaries may create, incur and suffer to exist any other Lien on any property to secure Indebtedness of the Company or any Subsidiary, provided that the Indebtedness secured by such Lien is permitted by clause (d) of
            Section 8.1, provided, further, that the Company and the Subsidiary shall not be permitted to create, incur or suffer to exist any Lien on any property of the Company or any Subsidiary to secure Indebtedness of the Company or any Subsidiary under the Credit Agreement pursuant to this clause (k) unless (i) an equal ratable Lien is granted to the Noteholders, and (ii) the Company or the Subsidiary shall have received the express written consent of the Purchaser, which such consent shall not be unreasonably withheld.

         4. This First Amendment shall become effective upon satisfaction of the following conditions: (i) the due authorization, execution and delivery of this First Amendment, and (ii) no condition or event shall exist that constitutes a Default or an Event of Default other than that which is addressed by Section 2 of this First Amendment.

         IN WITNESS WHEREOF, the Company and the Purchaser have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

                                  SUN TELEVISION AND APPLIANCES, INC.


                                  By:      /s/ Steven A. Martin
                                         ---------------------------------------
                                  Name:  Steven A. Martin

                                  Title: Executive Vice President, Chief
                                         Financial Officer and Treasurer


                                  TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA


                                  By:       /s/ Loren S. Archibald
                                         ---------------------------------------
                                  Name:  Loren S. Archibald

                                  Title: Managing Director - Private Placements
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                      FIRST AMENDMENT TO PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT is entered into as of May 31, 1996, between Sun Television and Appliances, Inc., an Ohio corporation (the "Company"), and John Hancock Mutual Life Insurance Company (the "Purchaser"). The Company and the Purchaser agree that the Purchase Agreement, dated as of September 15, 1994, between them shall be, and the same hereby is, amended, effective as of May 31, 1996, as follows:

         1. The definition of "Net Earnings Available for Fixed Charges" contained in Section 10.2 thereof is amended to read in its entirety as follows:

            "Net Earnings Available for Fixed Charges" of any person shall mean, for any period for which the amount thereof is to be determined, the Net Earnings of such person for such period but before deduction of
            (i) income taxes of such person for such period, (ii) Fixed Charges of such person for such period, and (iii) any extraordinary, nonrecurring charge for restructuring or reorganization not in excess of $2,000,000 for the period ending June 1, 1996.

         2. Section 8.9. FIXED CHARGE COVERAGE is hereby amended to read in its entirety as follows:

            Section 8.9. FIXED CHARGE COVERAGE. The Company will not (a) as of the end of any fiscal quarter from the date hereof to and including November 30, 1996 permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 100% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period; (b) as of the end of any fiscal quarter from December 1, 1996 to and including March 1, 1997, permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 125% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period; and (c) as of the end of any fiscal quarter from and after March 2, 1997, permit Consolidated Net Earnings Available for Fixed Charges of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 150% of Consolidated Fixed Charges of the Company and the Subsidiaries for such period.

         3. Until the later of March 1, 1997 or the Company is in full compliance with the Purchase Agreement, Section 8.2(k) OTHER LIENS is hereby amended to read in its entirety as follows:
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            (k) Other Liens. The Company and the Subsidiaries may create, incur and suffer to exist any other Lien on any property to secure Indebtedness of the Company or any Subsidiary, provided that the Indebtedness secured by such Lien is permitted by clause (d) of
            Section 8.1, provided, further, that the Company and the Subsidiary shall not be permitted to create, incur or suffer to exist any Lien on any property of the Company or any Subsidiary to secure Indebtedness of the Company or any Subsidiary under the Credit Agreement pursuant to this clause (k) unless (i) an equal ratable Lien is granted to the Noteholders, and (ii) the Company or the Subsidiary shall have received the express written consent of the Purchaser, which such consent shall not be unreasonably withheld.

         4. This First Amendment shall become effective upon satisfaction of the following conditions: (i) the due authorization, execution and delivery of this First Amendment, and (ii) no condition or event shall exist that constitutes a Default or an Event of Default other than that which is addressed by Section 2 of this First Amendment.

         IN WITNESS WHEREOF, the Company and the Purchaser have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

                                  SUN TELEVISION AND APPLIANCES, INC.


                                  By:      /s/ Steven A. Martin
                                         --------------------------------------
                                  Name:  Steven A. Martin

                                  Title: Executive Vice President, Chief
                                         Financial Officer and Treasurer


                                  JOHN HANCOCK MUTUAL LIFE INSURANCE
                                  COMPANY


                                  By:      /s/ Marlene DeLeon
                                         --------------------------------------
                                  Name:  Marlene DeLeon

                                  Title: Investment Officer